AMENDMENT NO. 2 TO RAIL TRANSPORTATION SERVICES AGREEMENT

THIS AMENDMENT NO. 2 TO RAIL TRANSPORTATION SERVICES AGREEMENT (this “Agreement”), is entered into and effective as of the 30th day of November, 2016, by and between Green Plains Logistics LLC (the “Operator”) and Green Plains Trade Group LLC (the “Customer”).  Customer and Operator are sometimes referred to in this Agreement as the “Parties” and individually as a “Party.”

WHEREAS,  the Parties desire to amend the Rail Transportation Services Agreement effective July 1, 2015, between the Parties (the “Agreement”) on the terms and conditions set forth herein to extend the term consistent with the term of other agreements between the parties. Terms used herein not defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual premises of the parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Section 9 of the Agreement is hereby replaced in its entirety with the following:

Term.  The initial term, of this Agreement shall begin on the Effective Date and shall continue for a period of ten (10) years (the “Initial Term”) and shall automatically renew for successive twelve (12) month terms thereafter (each such term, a “Renewal Term” and all Renewal Terms, together with the Initial Term, the “Term”) until terminated by either party by providing 360 days written notice of such termination to the other party.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

OPERATOR: GREEN PLAINS LOGISTICS LLC

Signature:  /s/ Michelle Mapes

Name:        Michelle Mapes

Title:          EVP – General Counsel and Corporate Secretary

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature:  /s/ Michelle Mapes

Name:        Michelle Mapes

Title:          EVP – General Counsel and Corporate Secretary